                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                         Information

Name:                        ESL Partners, L.P.

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      RBS Partners, L.P.
                             Its:     General Partner

                             By:      ESL Investments, Inc.
                             Its:     General Partner

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

2.       SPE I PARTNERS, LP

Item                         Information

Name:                        SPE I Partners, LP

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      RBS Partners, L.P.
                             Its:     General Partner

                             By:      ESL Investments, Inc.
                             Its:     General Partner

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

3.       SPE MASTER I, LP

Item                         Information

Name:                        SPE Master I, LP

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      RBS Partners, L.P.
                             Its:     General Partner

                             By:      ESL Investments, Inc.
                             Its:     General Partner

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

4.       RBS PARTNERS, L.P.

Item                         Information

Name:                        RBS Partners, L.P.

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      ESL Investments, Inc.
                             Its:     General Partner

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                         Information

Name:                        ESL Institutional Partners, L.P.

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      RBS Investment Management, L.L.C.
                             Its:     General Partner

                             By:      ESL Investments, Inc.
                             Its:     Manager

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                         Information

Name:                        RBS Investment Management, L.L.C.

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      ESL Investments, Inc.
                             Its:     Manager

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

7.       CRK PARTNERS, LLC

Item                         Information

Name:                        CRK Partners, LLC

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      ESL Investments, Inc.
                             Its:     Sole Member

                             By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015

8.       ESL INVESTMENTS, INC.

Item                         Information

Name:                        ESL Investments, Inc.

Address:                     1170 Kane Concourse, Suite 200, Bay Harbor Islands,
                             FL 33154

Designated Filer:            Edward S. Lampert

Date of Event Requiring      May 29, 2015
Statement (Month/Day/Year):

Issuer Name and Ticker or    Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting    10% Owner
Person(s) to Issuer:

If Amendment, Date Original  Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group    Form filed by More than One Reporting Person
Filing:

Signature:                   By:      /s/ Edward S. Lampert
                                      ---------------------
                             Name:    Edward S. Lampert
                             Title:   Chief Executive Officer
                             Date:    June 2, 2015